UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 26, 2025

THUMZUP MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-42388	85-3651036
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10557-B Jefferson Blvd., Los Angeles, CA 90232

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 403-6150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	TZUP	The Nasdaq Stock Market LLC

SUPPLEMENT DATED NOVEMBER 26, 2025, TO PROXY STATEMENT DATED OCTOBER 30, 2025

This document is a supplement dated November 26, 2025 (“Supplement”) to the proxy statement dated October 30, 2025 (the “Proxy Statement”) and first mailed to stockholders of Thumzup Media Corporation (the “Company” or “TZUP”) on or about November 4, 2025.

Explanatory Note

On August 18, 2025, the Company entered into an Agreement and Plan of Merger (the “Agreement”) pursuant to which the Company agreed to acquire Dogehash Technologies, Inc., a Nevada corporation (“Doge”), which the Company refers to herein as the “Acquisition”. Pursuant to the Agreement, TZUP Merger Sub, Inc., a wholly-owned subsidiary of the Company, will merge with and into Doge and Doge will be the surviving entity and a direct, wholly-owned subsidiary of the Company.

On October 30, 2025, the Company filed the Proxy Statement with respect to its 2025 annual meeting of stockholders being held on December 8, 2025 at 9:00 a.m. Eastern Time (the “Annual Meeting”). Among other proposals to be voted upon at the Annual Meeting, the Company is requesting that its stockholders vote in favor of the Agreement and the transactions contemplated thereby, including the Acquisition.

This Supplement contains additional disclosures which supplement the disclosures in the Proxy Statement relating to the Acquisition. Except as described in this Supplement, the information provided in the Proxy Statement relating to the Agreement and the transactions contemplated thereby continue to apply. This Supplement and the documents referred to in this Supplement should be read in conjunction with the Proxy Statement, the annexes and exhibits to the Proxy Statement and the documents referred to in the Proxy Statement, each of which should be read in its entirety. All page references herein are to pages in the Proxy Statement, except where otherwise specified. To the extent that information in this Supplement differs from, updates or conflicts with information contained in the Proxy Statement, the information in this Supplement supersedes the information in the Proxy Statement.

Your vote is very important. TZUP stockholders must approve the Acquisition Proposal in order for the Company to complete the Acquisition.

THE BOARD UNANIMOUSLY RECOMMENDS THAT TZUP STOCKHOLDERS APPROVE EACH OF THE PROPOSALS SET FORTH IN THE PROXY STATEMENT, INCLUDING THE ACQUISITION PROPOSAL.

SO THAT YOUR SHARES WILL BE REPRESENTED WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING, PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE BY MAIL, FAX, E-MAIL OR THROUGH THE INTERNET. INSTRUCTIONS ON THESE DIFFERENT WAYS TO SUBMIT YOUR PROXY ARE FOUND ON THE ENCLOSED PROXY CARD. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE ANNUAL MEETING. REMEMBER, YOUR VOTE IS IMPORTANT, SO PLEASE ACT TODAY!

Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement.

Although the Company believes that no further disclosure is required to supplement the Proxy Statement under applicable law, the Company wishes to make supplemental disclosures related to the proposed Acquisition to stockholders in connection with their vote concerning the Acquisition, which are set forth below under the heading “Supplemental Disclosures.” Nothing in the Supplemental Disclosures shall be deemed an admission of liability or the legal necessity or materiality under applicable law of any of the disclosures set forth therein.

Item 8.01 Other Events.

Supplemental Disclosures

Supplement to Interests of TZUP Executive Officers and Directors in the Acquisition

On October 30, 2025, and the Company filed the Proxy Statement which included a description of certain interests in the Acquisition held by some of the Company’s executive officers and directors that may be different from, or in addition to, TZUP stockholders’ interests generally. Such interests may create potential conflicts of interest. The Company’s board of directors (“Board”) was aware of these interests and considered them, among other matters, in evaluating and negotiating the Agreement approving the Agreement and the transactions contemplated thereby, including the Acquisition, and in making their recommendation that TZUP stockholders approve and adopt the Agreement.

This supplement to the Interests of TZUP Executive Officers and Directors in the Acquisition (i) modifies the previously reported interests in the Acquisition with respect to the Company’s officers and/or directors, Robert Haag, Isaac Dietrich, Joanna Massey, and Paul Dickman and (ii) describes additional interests in the Acquisition with respect to Christopher Ensey, who was appointed as a member of the Board effective as of October 14, 2025, to fill the vacancy created by the resignation of Robert Haag.

Modification to the “Summary of Potential Payments to Certain Executive Officers and Directors,” page 91

In connection with the Acquisition, certain of the executives and directors of the Company, together with the Company, have, effective as of November 14, 2025, mutually rescinded in their entirety (the “Rescissions”) those certain RSAs granted with respect to the number of shares of Common Stock reflected on the table below (the “August RSAs,” which were previously granted to such executives and directors on August 4, 2025).

Name	Total shares of Common Stock subject to the August RSAs
Robert Haag (2)	500,000
Isaac Dietrich	50,000
Joanna Massey	50,000
Paul Dickman	50,000
Total:	650,000

The August RSAs were previously reported in the Proxy Statement as material interests of executive officers and directors which may have been different from, or in addition to, TZUP stockholders’ interests, including a table included on page 91 of the Proxy Statement reflecting the August RSAs and their values (including the value of any acceleration of vesting of the August RSAs, which was previously to take place in connection with the Acquisition) based on the closing price per share of Common Stock of the Company as of the record date for the Annual Meeting of October 28, 2025, which was $4.64 (such table, the “Previous RSA Table”). As a result of the Rescissions, (i) all of the August RSAs are void ab initio, and the recipients and the Company are restored to the same positions as though the grant of the August RSAs had never occurred; (ii) the August RSAs no longer represent a potential conflict of interest of the above executives and directors, with respect to the stockholders’ interests in the approval of the Acquisition; and (iii) the Previous RSA Table and the values of the August RSAs as reported on the Previous RSA Table need not be considered in evaluating any such potential conflicts of interests of executives or directors with respect to the stockholders’ interests in the Acquisition, and should be disregarded.

Addition of “Summary of Potential Payments to Mr. Ensey,” page 91

Effective October 14, 2025, Mr. Ensey was granted an award of 150,000 shares of the Company’s restricted Common Stock (an “RSA” and such award the “Ensey RSA”) pursuant to the Company’s 2025 Equity Incentive Plan (the “2025 Plan”). The Ensey RSA was granted subject to vesting conditions, such that 100% of the Ensey RSA would become vested contingent on and upon the closing of the Acquisition (the “Original Vesting Conditions”). As additional incentivization to Mr. Ensey to continue his service as a director on the Board and in connection with the Acquisition, the Board determined it is in the best interests of the Company and its stockholders to accelerate a portion of the Ensey RSA such that 25,000 shares of the Company’s Common Stock became vested as of November 21, 2025, and the remaining 125,000 shares of Common Stock subject to the Ensey RSA remain unvested and subject to the Original Vesting Conditions.

The following table summarizes the value of the Ensey RSA as of November 21, 2025 based on the closing price of the Company’s stock on such date of $3.78:

Name	Total shares of Common Stock subject to RSA	Vested shares of Common Stock subject to the RSA	Vesting of Unvested shares of Common Stock subject to the RSA	Value of Vesting in Connection with the Acquisition	Total Value of RSA ($)
Christopher Ensey	150,000	25,000	125,000	$472,500	$567,000

Supplement to “Executive Officers and Board of Directors of TZUP After the Acquisition”

Addition to the “Executive Officers and Board of Directors of TZUP After the Acquisition,” page 100

Director Independence After the Acquisition

The Board has determined that in addition to Chris Ensey, Christopher R. Moe and Allan Evans, each of whom are to be appointed to the Board in connection with the Closing of the Acquisition, are “independent” as that term is defined under Nasdaq Listing Rule 5605(a)(2) and Rule 10A-3 under the Exchange Act.

Board Committees After the Acquisition

Audit Committee. Effective upon the Closing of the Acquisition, the Audit Committee of the post-merger combined company will consist of Chris Ensey, Christopher R. Moe and Allan Evans with Christopher R. Moe serving as chair.

Compensation Committee. Effective upon the Closing of the Acquisition, the Compensation Committee will consist of Chris Ensey, Christopher R. Moe and Allan Evans with Allan Evans serving as chair.

Nominating and Corporate Governance Committee. Effective upon the Closing of the Acquisition, the Nominating and Corporate Governance Committee will consist of Chris Ensey, Christopher R. Moe and Allan Evans with Chris Ensey serving as chair.

Amendment to Merger Consideration

Pursuant to the Agreement, the Company agreed to issue Titan Multi-Strategy Fund I, Ltd. (“Titan”) 700,000 restricted shares of the Company’s Common Stock (the “Original Titan Consideration”) in consideration for the extinguishment, in full, of the loan in the original principal amount of $1.9 million (inclusive of a $150,000 original issuance discount) evidenced by a secured promissory note dated June 24, 2025 in favor of Titan (the “Note”), payable by Doge to Titan. On November 26, 2025, the Company, Doge and Titan Multi-Strategy Fund I, Ltd. (“Titan”) entered into an agreement to amend the Original Titan Consideration such that the Note will be paid, in full, at the closing of the Acquisition as follows: the principal amount of $1.4 million will be paid to Titan in cash and $150,000 in accrued but unpaid interest on the Note will be repaid by the issuance of 75,000 restricted shares of the Company’s Common Stock. As such, all references to and the definition of “Consideration” consisting of 30,700,000 in the Proxy Statement is hereby amended and restated such that “Consideration” shall mean an amount not to exceed 30,075,000 shares of Common Stock of the Company, inclusive of any shares of Common Stock issuable upon conversion of the Series D. Based on the foregoing, the former Doge stockholders will own approximately 61.9% of the Company’s outstanding Common Stock and 64.2% of the voting power of the combined company, inclusive of shares of Common Stock issuable upon conversion of the Series D while TZUP stockholders will retain 35.8% of the outstanding Common Stock and voting power of the combined company.

Opinion of TZUP’s Financial Advisor, Eqvista

As set forth in the Proxy Statement, on October 3, 2025, Eqvista delivered its opinion (the “Original Eqvista Opinion”) to the Board that, as of that date, the Acquisition was fair to TZUP stockholders from a financial point of view. On November 24, 2025, Eqvista delivered a supplemental opinion to the Board (the “Eqvista Supplemental Opinion”) that, based upon the revised Consideration in an amount not to exceed 30,075,000 shares of Common Stock of the Company (inclusive of any shares of Common Stock issuable upon conversion of the Series D), as of November 24, 2025, the Original Eqvista Opinion remains unaltered meaning that the Acquisition is fair to TZUP stockholders from a financial point of view. The full text of the Eqvista Supplemental Opinion provided to the Board is included as Annex F to this Current Report on Form 8-K.

Thumzup Name and Ticker Symbol Change

As set forth in the Proxy Statement, the Company indicated that upon consummation of the Acquisition, TZUP will change its name to “Dogehash Technologies Holdings, Inc.” and has applied to reserve the ticker symbol “XDOG”. The Company is amending all references throughout the Proxy Statement to indicate that the Company will change its name to “Datacentrex, Inc.” and has reserved the ticker symbol “DTCX” which is the symbol under which shares of TZUP Common Stock will continue to be listed under on Nasdaq upon closing of the Acquisition.

Annex F

Board of Directors

Thumzup Media Corporation

10557 Jefferson Blvd Suite B

Culver City, CA 90232

November 24, 2025

Re: Supplemental Letter Regarding Fairness Opinion in Connection with the Proposed Merger of Thumzup Media Corporation and Dogehash Technologies, Inc.

Members of the Board:

Reference is made to our opinion dated October 3, 2025 (the “Opinion”) delivered to the Board of Directors of Thumzup Media Corporation (“Thumzup” or the “Company”) in connection with the Agreement and Plan of Merger dated August 18, 2025 (the “Merger Agreement”) among the Company, Dogehash Technologies, Inc. (“Dogehash”) and TZUP Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”).” Pursuant to the Merger (as defined in the Merger Agreement), Merger Sub will be merged with and into Dogehash, with Dogehash continuing as the surviving corporation and becoming a wholly owned subsidiary of the Company, and the shareholders of Dogehash will receive an aggregate of 30,700,000 restricted shares of Thumzup common stock (the “Merger Consideration”) in exchange for all of the outstanding equity of Dogehash. In the Opinion, and subject to the assumptions, qualifications, limitations and other matters set forth therein, we stated that, as of the date thereof and based upon and subject to such matters, the Merger Consideration to be issued by Thumzup pursuant to the Merger Agreement was fair, from a financial point of view, to the holders of Thumzup common stock (other than Dogehash and its affiliates), in their capacity as such holders.

We have been advised that the Merger Agreement has been or will be amended such that (i) certain outstanding indebtedness of Dogehash that was previously expected to be satisfied through the issuance of a portion of the Merger Consideration will instead have its principal amount repaid in cash at closing, (ii) only the accrued and unpaid interest on such indebtedness will be paid in shares of Thumzup common stock, and (iii) as a result, the aggregate number of restricted shares of Thumzup common stock to be issued as Merger Consideration in connection with the Merger will be reduced from 30,700,000 restricted shares to 30,075,000 restricted shares (the “Revised Merger Consideration”).

At the request of the Board, we have considered the effect of the Revised Merger Consideration on the Opinion. In doing so, we have, among other things, reviewed information you have provided to us regarding the changes to the form and amount of the Merger Consideration described above. We have not otherwise updated the analyses underlying our Opinion, and we express no view as to any developments in the business, financial condition, results of operations or prospects of Thumzup or Dogehash, or in the financial or capital markets generally, after October 3, 2025, except to the limited extent expressly described in this letter.

Based upon and subject to the foregoing and to the other assumptions, qualifications, limitations and matters set forth in the Opinion, and in light of the Revised Merger Consideration, we confirm that the changes to the form and amount of the Merger Consideration described above would not have altered the conclusion stated in our Opinion. Specifically, if we were required to render the Opinion again as of October 3, 2025, taking into account the Revised Merger Consideration, we would reach the same conclusion as set forth in the Opinion; namely, that, as of such date and based upon and subject to the matters described therein, the Merger Consideration to be issued by Thumzup in the Merger is fair, from a financial point of view, to the holders of Thumzup common stock (other than Dogehash and its affiliates), in their capacity as such holders.

This letter should be read in conjunction with, and is subject in all respects to, the Opinion. Capitalized terms used but not otherwise defined in this letter have the meanings ascribed to them in the Merger Agreement. This letter is furnished solely for the information of, and assistance to, the Board of Directors of Thumzup in connection with its evaluation of the amendment to the Merger Agreement and may not be used, quoted, referred to or relied upon by any other person without our prior written consent, except that this letter may be described in, and a copy may be attached to, the Company’s proxy statement, proxy supplement and/or Current Report on Form 8-K relating to the Merger, in each case in accordance with applicable securities laws.

Our confirmation in this letter speaks only as of the date hereof, and we assume no responsibility to update or revise it based on circumstances or events occurring after the date hereof.

Respectfully submitted,

Eqvista Inc

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 26, 2025	THUMZUP MEDIA CORPORATION

	By:	/s/ Robert Steele
	Name:	Robert Steele
	Title:	Chief Executive Officer